UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2009


                         Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                   36-0767530
 ------------------------------                   ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


            1 North Federal Highway, Suite 201 Boca Raton, FL. 33432
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

     On July 1, 2009 the registrant issued a press release that its Board of Directors approved a share repurchase plan, authorizing the Company to repurchase in the aggregate up to 1 million shares of its outstanding common stock, $1 par value, over the twelve month period July 7, 2009 through July 6, 2010. A copy of the press release is attached as an Exhibit to this Form 8-K.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

     Exhibit
     -------
     99.1      BKF Capital Group, Inc. Press Release, dated July 1, 2009.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 1, 2009


                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)



                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President